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                                                                 EXECUTION COPY

                                                                EXHIBIT 10.1(i)


                               EIGHTH AMENDMENT

                                      TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") is being executed and delivered as
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of November 9, 2000 by and among Einstein/Noah Bagel Corp., a Delaware corporation formerly known as Einstein Bros. Bagels, Inc. (as debtor-in-possession, the "Borrower"), Einstein/Noah Bagel Partners, L.P., a Delaware
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limited partnership (as debtor-in-possession, the "Partnership", each of the
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Borrower and the Partnership being hereinafter sometimes referred to individually as a "Debtor" and hereinafter sometimes referred to collectively as
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"Debtors"), Einstein/Noah Bagel Partners, Inc., a California corporation
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formerly known as Noah's New York Bagels, Inc. (the "Corporate GP", and together
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with the Borrower and the Partnership, collectively, the "Credit Parties" and
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each individually a "Credit Party"), Bank of America, N.A. (as successor to Bank
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of America National Trust and Savings Association), as the "Agent" for the
Lenders (the "Agent"), General Electric Capital Corporation, as "Co-Agent" for
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the Lenders (the "Co-Agent"), and the financial institutions from time to time
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party to the Credit Agreement referred to and defined below (collectively, the

"Lenders", and each individually, a "Lender").  Undefined capitalized terms
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which are used herein shall have the meanings ascribed to such terms in the
Credit Agreement.

                             W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent are parties to that certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended and modified by that certain First Amendment and Waiver thereto dated as of March 27, 1998, that certain Consent thereto dated as of May 7, 1998, that certain Second Amendment thereto dated as of October 4, 1998, that certain Third Amendment and Waiver thereto dated as of January 29, 1999, that certain Fourth Amendment and Waiver thereto dated as of May 15, 1999, that certain Fifth Amendment and Waiver thereto dated as of February 29, 2000, that certain Restated Sixth Amendment and Waiver thereto dated as of April 27, 2000 and restated as of June 15, 2000, and that certain Seventh Amendment dated as of October 31, 2000, in each case among such parties, collectively, the "Credit Agreement"), pursuant to which the Lenders have agreed
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to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

          WHEREAS, in connection with the Credit Agreement, and to provide additional security for the Borrower's obligations thereunder, each of the Partnership and the Corporate GP executed and delivered to the Agent, for the benefit of the Lenders, certain guaranties, security agreements, pledge agreements and other Loan Documents;

          WHEREAS, on April 27, 2000, each of the Debtors filed with the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court")
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voluntary petitions for
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relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C.
(S)(S)101 et seq. and have continued in the possession of their assets pursuant
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to Sections 1107 and 1108 thereof;

          WHEREAS, in connection with such filings and at the Debtors' request, the Bankruptcy Court entered a final order authorizing the Borrower to borrow Revolving Loans and to obtain Letters of Credit in a maximum aggregate principal amount of $36,000,000 under the Credit Agreement subject to the terms and conditions of such order and the Loan Documents;

          WHEREAS, pursuant to the Credit Agreement, such Revolving Loans and Letters of Credit may be provided through and including the Termination Date, after which date no additional Revolving Loans or Letters of Credit will be available and upon which date all outstanding Revolving Loans and LC Obligations must be repaid in full;

          WHEREAS, the Termination Date is currently expected to occur on the close of business on the date hereof;

          WHEREAS, the Borrower has requested that the Lenders agree, and subject to the terms and conditions of this Amendment the Lenders have agreed, to amend the Credit Agreement to modify the definition of "Termination Date" to effect an extension thereof.

          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Credit Parties, the Lenders, the Agent and the Co-Agent, such parties hereby agree as follows:

          1.  Amendment No. 8 to Credit Agreement.  Subject to the satisfaction
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of each of the conditions set forth in Paragraph 2 of this Amendment, Article I
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of the Credit Agreement is hereby amended to delete the definition of
"Termination Date" in its entirety and to replace such definition with the following definition:

              "'Termination Date' means the earliest to occur of (1) November 14, 2000, unless the Bankruptcy Court has entered an order approving the Exit Financing Commitment on or before such date, (2) December 31, 2000,
     (3) the date on which a plan of reorganization in the Case becomes effective, and (4) the expiration of the Exit Financing Commitment."

          2.  Effectiveness of this Amendment; Conditions Precedent.  The
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provisions of Paragraph 1 hereof shall be deemed to have become effective as of
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the date hereof, but such effectiveness shall be expressly conditioned upon the
Agent's receipt of an originally-executed counterpart of this Amendment executed and delivered by duly authorized officers of the Credit Parties and the Lenders.

          3.  Representations and Warranties.  Each Credit Party hereby
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represents and warrants that:

          (a) this Amendment constitutes the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms;

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          (b)  each Credit Party's execution and delivery of this Amendment, and its performance hereafter of the Loan Documents as modified by this Amendment, have been duly authorized by all necessary corporate or partnership action, do not violate any provision of its certificate of incorporation, bylaws, partnership agreement or other organizational documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency (including, without limitation, the approval of the Bankruptcy Court), and except as may have otherwise been heretofore obtained, will not require the approval or consent of any third party under the terms of any contract or agreement to which any Credit Party or any Subsidiary or other Affiliate of any Credit Party is bound;

          (c) no Default has occurred and is continuing or will have occurred and be continuing and all of the representations and warranties of each Credit Party contained in the Credit Agreement and the other Loan Documents (other than such representations or warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct as of the date of the Credit Parties' execution hereof in all material respects as though made on and as of such date.

          4.   Reference to and Effect on Credit Agreement and Other Loan
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Documents.  The Credit Agreement and each of the other Loan Documents, as
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amended hereby, shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Credit Parties, the Lenders and the Agent agree and acknowledge that this Amendment constitutes a "Loan Document" under and as defined in the Credit Agreement.

          5.   Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws and decisions of the State of Illinois.

          6.   Agents' Expenses.  The Borrower hereby agrees that the Agent has
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been authorized by the Borrower to charge all the reasonable out-of-pocket fees and expenses (including, without limitation, attorneys' and paralegals' fees, it or the Co-Agent has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment) to the Borrower's Account, which authorization is hereby ratified and confirmed by the Borrower.

          7.   Reaffirmations by the Partnership and the Corporate GP.   The
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Partnership and the Corporate GP, in their respective capacities as guarantors, pledgors, grantors, contributors, or other providers of financial accommodations under the terms of the Loan Documents (including, without limitation, under that certain Guaranty dated as of May 17, 1996 executed and delivered by the Corporate GP in favor of the Agent and the Lenders, that certain Guaranty dated as of December 5, 1997 executed and delivered by the Partnership in favor of the Agent and the Lenders, and each of the other Loan Documents to which the Corporate GP or the Partnership is a party), hereby each reaffirms and ratifies each of its obligations, covenants, guaranties, grants of security interests, pledges, grants of liens and other undertakings and accommodations under the Loan Documents to which it is a party, all of which shall hereafter remain in full force and effect, with respect to both Pre-Petition Obligations and Post-Petition Obligations. Each of the

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Partnership and the Corporate GP hereby further agrees to carry out each term, provision, covenant and condition of the Credit Agreement as modified by Paragraph 1 of this Amendment. Each of the Partnership and the Corporate GP
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hereby agree and acknowledge it is truly and justly indebted as a guarantor with respect to all Pre-Petition Obligations and Post-Petition Obligations of the Borrower, without setoff, defense or counterclaim.

          8.  Counterparts.  This Amendment may be executed in counterparts,
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each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              EINSTEIN/NOAH BAGEL CORP., as debtor and debtor-in-possession

                              By: /s/ Paul A. Strasen
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                                  Name:  Paul A. Strasen
                                  Title: Sr. Vice President,
                                             General Counsel & Secretary

                              EINSTEIN/NOAH BAGEL PARTNERS, L.P., as debtor and debtor-in-possession

                              By: EINSTEIN/NOAH BAGEL PARTNERS, INC., as General Partner


                              By: /s/ Paul A. Strasen
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                                  Name:  Paul A. Strasen
                                  Title: Vice President & Secretary

                              EINSTEIN/NOAH BAGEL PARTNERS, INC.

                              By: /s/ Paul A. Strasen
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                                  Name:  Paul A. Strasen
                                  Title: Vice President & Secretary

                              BANK OF AMERICA, N.A.., as the Agent


                              By: /s/ David A. Johanson
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                                  Name:  David A. Johanson
                                  Title: Vice President

                              BANK OF AMERICA, N.A.., as a Lender


                              By: /s/ Michael Staunton
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                                  Name:  Michael Staunton
                                  Title: Vice President

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                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
                              and as Co- Agent


                              By: /s/ Jeff Fitts
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                                  Name:  Jeff Fitts
                                  Title: Senior Risk Manager



                              LASALLE BANK NATIONAL ASSOCIATION, (as successor to LaSalle National Bank), as a Lender


                              By: /s/ David C. Shapiro
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                                  Name:  David C. Shapiro
                                  Title: First Vice President

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